================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      May 16, 2003
                                                 -------------------------------





                                 ACCESSITY CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          New York                   0-21467                    11-2750412
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)




                       12514 West Atlantic Boulevard 33071
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





Registrant's telephone number, including area code      (954) 752-6161
                                                    ----------------------------





--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

ITEM 9.    REGULATION FD DISCLOSURE

           This information is being provided pursuant to Item 12. Results of Operations and Financial Condition.

           On May 16, 2003 the Registrant reported in a press release its financial results for the quarter ended March 31, 2003.





ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           99.1 Press release issued by the Registrant on May 16, 2003 filed herein.




                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 driversshield.com


                                                 By: /s/ Barry Siegel
                                                     --------------------------
                                                     Name: Barry Siegel
                                                     Title:  Chairman and CEO


Date:  May 21, 2003

                                 EXHIBITS INDEX






99.1        Press release issued by the Registrant on May 16, 2003 filed herein.











                                        3